                                                                  EXHIBIT 10.2

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                        INTELLECTUAL PROPERTY AGREEMENT

                                     AMONG

                           VARIAN ASSOCIATES, INC.,

                VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

                                      AND

                                 VARIAN, INC.

                                  Dated as of

                                 April 2, 1999


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

                               TABLE OF CONTENTS

                                                                                                                   PAGE
ARTICLE I             DEFINITIONS................................................................................   1

         Section 1.01.    General................................................................................   1

ARTICLE II            OWNERSHIP OF INTELLECTUAL PROPERTY.........................................................   2

         Section 2.01.    General Principles of Allocation and Recognition.......................................   2

         Section 2.02.    Distribution of Rights.................................................................   3

         Section 2.03.    Rights Arising in Future...............................................................   4

         Section 2.04.    No Warranties..........................................................................   4

         Section 2.05.    Recognition of Non-Party Rights........................................................   4

         Section 2.06.    Effectuating Transfer of Rights........................................................   5

         Section 2.07.    Limitations and Obligations in Jointly Owned Intellectual Property.....................   5

ARTICLE III           CROSS LICENSING OF RIGHTS..................................................................   5

         Section 3.01.    Grants by Varian.......................................................................   5

         Section 3.02.    Grants by IB...........................................................................   6

         Section 3.03.    Grants by SEB..........................................................................   6

         Section 3.04.    Limitations of Rights..................................................................   6

         Section 3.05.    Restrictions on Sublicensing...........................................................   6

ARTICLE IV            TRADEMARKS OF VARIAN ASSOCIATES, INC.......................................................   6

         Section 4.01.    Grant of Licenses......................................................................   6

         Section 4.02.    Protection of Licensed Property........................................................   7

         Section 4.03.    Costs and Administration...............................................................   7

         Section 4.04.    Extending the Rights in the Marks......................................................   7

         Section 4.05.    Reducing the Rights in the Marks.......................................................   7

         Section 4.06.    Non-use or Abandonment of the Marks....................................................   7

         Section 4.07.    Limitations on Concurrent Use..........................................................   8

         Section 4.08.    Notice and Publicity...................................................................   8

         Section 4.09.    Domain Name and Internet Hyperlinks....................................................   8

         Section 4.10.    Duty to Avoid Confusion................................................................   8

         Section 4.11.    Consent to Registration................................................................   8

         Section 4.12.    Limitations on Sublicensing............................................................   9

         Section 4.13.    Transition Period......................................................................   9

ARTICLE V             COVENANTS..................................................................................   9

         Section 5.01.    Further Assurances.....................................................................   9

         Section 5.02.    Cooperation............................................................................   9

         Section 5.03.    Intellectual Property Records..........................................................   9

ARTICLE VI            INDEMNIFICATION............................................................................   9

         Section 6.01.    Rights and Obligations.................................................................   9

                                      -i-
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                            TABLE OF CONTENTS
                               (CONTINUED)

                                                                                                                 PAGE
ARTICLE VII           DISPUTE RESOLUTION........................................................................ 10

         Section 7.01.    Distribution Agreement to Control..................................................... 10

ARTICLE VIII          MISCELLANEOUS............................................................................. 10

         Section 8.01.    Complete Agreement; Construction...................................................... 10

         Section 8.02.    Other Agreements...................................................................... 10

         Section 8.03.    Counterparts.......................................................................... 10

         Section 8.04.    Survival of Agreements................................................................ 10

         Section 8.05.    Expenses.............................................................................. 10

         Section 8.06.    Notices............................................................................... 10

         Section 8.07.    Waivers............................................................................... 11

         Section 8.08.    Amendments............................................................................ 11

         Section 8.09.    Assignment............................................................................ 12

         Section 8.10.    Successors and Assigns................................................................ 12

         Section 8.11.    Third Party Beneficiaries............................................................. 12

         Section 8.12.    Schedules............................................................................. 12

         Section 8.13.    Titles and Headings; Interpretation................................................... 12

         Section 8.14.    Governing Law......................................................................... 12

         Section 8.15.    Severability.......................................................................... 12

         Section 8.16.    Subsidiaries.......................................................................... 12

Exhibit A.......................................................................................................A-1

                        INTELLECTUAL PROPERTY AGREEMENT

     THIS INTELLECTUAL PROPERTY AGREEMENT (this "Agreement") is made and entered into as of this 2nd day of April, 1999, between and among VARIAN ASSOCIATES, INC., a Delaware corporation ("Varian"), VARIAN, INC., a Delaware corporation ("IB"), and VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC., a Delaware corporation ("SEB").

                                   RECITALS

     WHEREAS, Varian, directly and through its Subsidiaries and Affiliates, currently owns various intellectual property rights used in connection with a number of businesses, which businesses are described in the Amended and Restated Distribution Agreement dated as of January 14, 1999, among Varian, IB and SEB (the "Distribution Agreement"); and

     WHEREAS, the parties have determined that this Agreement is appropriate in order to effectuate the purposes of the Distribution Agreement as described therein, and in order to promote a clear understanding of their respective intellectual property rights after the Distributions (as defined in the Distribution Agreement) contemplated thereby;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and therein, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01.  General. Except for the defined terms set forth below, the
                    -------
capitalized terms used in this Agreement have the meanings ascribed to them in
Article I, Section 1.01 of the Distribution Agreement, except that for purposes of this Agreement the terms "HCS," "IB" and "SEB" shall include the other members of the Health Care Systems Group, the Instruments Group and the Semiconductor Equipment Group, respectively, unless the context otherwise requires.

     "Fields" means certain combinations of, or collectively, the product
      ------
markets of the Health Care Systems Business, the Instruments Business and the Semiconductor Equipment Business, as defined herein below.

     "Field of Health Care Systems" means the product markets to which the
      ----------------------------
Health Care Systems Business directs its marketing, sales, engineering, research and development efforts, to the extent described in paragraph 1 of Exhibit A.

     "Field of Instruments" means the product markets to which the Instruments
      --------------------
Business directs its marketing, sales, engineering, research and development efforts, to the extent described in paragraph 2 of Exhibit A.

     "Field of Semiconductor Equipment" means the product markets to which the
      --------------------------------
Semiconductor Equipment Business directs its marketing, sales, engineering, research and development efforts, to the extent described in paragraph 3 of Exhibit A.

     "HCS Intellectual Property" shall have the meaning set forth in Section
      -------------------------
2.01(a).

     "IB Intellectual Property" shall have the meaning set forth in Section
      ------------------------
2.01(b).

     "Infringement" means any unauthorized use or conduct in violation or
      ------------
derogation of the rights in question.

     "Intellectual Property" means the intellectual property rights owned,
      ---------------------
licensed to or otherwise held by Varian, and its Subsidiaries and Affiliates, throughout the world, as of the Distribution Date, including, without limitation, all of the rights, title and interests in the following:

     (i) all United States and foreign patents, patent applications (including any continuations, continuation-in-part and divisionals), patent applications under preparation, invention disclosures and invention disclosures under preparation;

     (ii) all United States and foreign registered and unregistered copyrights and mask works, including applications and applications under preparation therefor;

     (iii) all United States and foreign registered and unregistered trademarks, trade names, trade dress, service marks, services names, artwork, logos and other marks, including applications and applications under preparation therefor;

     (iv) all trade secrets, know-how, ideas, concepts, discoveries, improvements, processes, procedures, methods, recipes, formulae, data and specifications;

     (v) all product-related computer programs and other software (in executable or source code format), including operating software, applications, network software, firmware, middleware, design software, design tools, test and diagnostic software, systems configurations; and

     (vi) all documentation, schematics, drawings, designs, manuals, reports, records, instructions, studies, surveys, plans, books or other written materials (whether in hard copy or magnetic form) relating to or including any of the (i) through (v) above.

     "Residual Intellectual Property" shall have the meaning set forth in
      ------------------------------
Section 2.01(d).

     "SEB Intellectual Property" shall have the meaning set forth in Section
      -------------------------
2.01(c).

     "Specified Intellectual Property" shall have the meaning set forth in
      -------------------------------
Section 2.01(e).

                                  ARTICLE II

                      OWNERSHIP OF INTELLECTUAL PROPERTY

     Section 2.01.  General Principles of Allocation and Recognition.
                    ------------------------------------------------

               (a) Without limiting any obligation or Liability of Varian under the Distribution Agreement or any other Ancillary Agreement, and subject to the provisions of Article III below, after the Distributions, Varian (or another member of the Health Care Systems Group) shall own all rights, title and/or interest in all Intellectual Property that: (i) originated primarily with the conduct of the Health Care Systems Business or primarily in connection with the Health Care Systems Assets; (ii) was obtained by, exclusively or primarily for the conduct of, the Health Care Systems Business or in connection with the Health Care Systems Assets; (iii) was developed exclusively or primarily for the conduct of the Health Care Systems Business or in connection with the Health Care Systems Assets; (iv) arose from funding by, exclusively or primarily for the benefit of the conduct of, the Health Care Systems Business or in connection with the Health Care Systems Assets; (v) as of the Effective Time, is used or held for use exclusively or primarily for the conduct of the Health Care Systems Business or in connection with the Health Care Systems Assets; and/or (vi) as of the Effective Time, is allocated to HCS by mutual agreement of the parties (collectively "HCS Intellectual Property"). If a conflict exists between or among any of the clauses (i) through (iv) set forth in this paragraph or in paragraph (b) or paragraph (c) of this Section 2.01, on the one hand, and clause
(v) of this paragraph, on the other hand, then clause (v) shall prevail.

               (b) Without limiting any obligation or Liability of IB under the Distribution Agreement or any other Ancillary Agreement, and subject to the provisions of Article III below, after the Distributions, IB (or another member of the Instruments Group) shall own all rights, title and/or interest in all Intellectual Property that: (i) originated primarily with the conduct of the Instruments Business or primarily in connection with the Instruments Assets;
(ii) was obtained by, exclusively or primarily for the conduct of, the Instruments Business or in connection with the Instruments Assets; (iii) was developed exclusively or primarily for the conduct of the Instruments Business or in connection with the Instruments Assets; (iv) arose from funding by, exclusively or primarily for the benefit of the conduct of, the Instruments Business or in connection with the Instruments Assets; (v) as of the Effective Time, is used or held for use exclusively or primarily for the conduct of the Instruments Business or in connection with the Instruments Assets; and/or (vi) as of the Effective Time, is allocated to IB by mutual agreement of the parties (collectively "IB Intellectual Property"). If a conflict exists between or among any of the clauses (i) through (iv) set forth in this paragraph or in paragraph
(a) or in paragraph (c) of this Section 2.01, on the one hand, and clause (v) of this paragraph, on the other hand, then clause (v) shall prevail.

               (c) Without limiting any obligation or Liability of SEB under the Distribution Agreement or any other Ancillary Agreement, and subject to the provisions of Article III below, after the Distributions, SEB (or another member of the Semiconductor Equipment Group) shall own all rights, title and/or interest in all Intellectual Property that: (i) originated primarily with the conduct of the Semiconductor Equipment Business or primarily in connection with the Semiconductor Equipment Assets; (ii) was obtained by, exclusively or primarily for the conduct of, the Semiconductor Equipment Business or in connection with the Semiconductor Equipment Assets; (iii) was developed exclusively or primarily for the conduct of the Semiconductor Equipment Business or in connection with the Semiconductor Equipment Assets; (iv) arose from funding by, exclusively or primarily for the benefit of the conduct of, the Semiconductor Equipment Business or in connection with the Semiconductor Equipment Assets; (v) as of the Effective Time, is used or held for use exclusively or primarily for the conduct of the Semiconductor Equipment Business or in connection with the Semiconductor Equipment Assets; and/or (vi) as of the Effective Time, is allocated to SEB by mutual agreement of the parties (collectively "SEB Intellectual Property"). If a conflict exists between or among any of the clauses (i) through (iv) set forth in this paragraph or in paragraph (a) or in paragraph (b) of this Section 2.01, on the one hand, and clause (v) of this paragraph, on the other hand, then clause (v) shall prevail.

               (d) Subject to the provisions of Section 2.01(a), (b) and (c) above, any Intellectual Property that: (i) did not originate primarily with the conduct of the business or primarily in connection with the Assets of any Group;
(ii) was not obtained by, exclusively or primarily for the conduct of, any Group or in connection with the Assets of any Group; (iii) was not developed exclusively or primarily for the conduct of the business or in connection with the Assets of any Group; (iv) did not arise from funding by, exclusively or primarily for the benefit of any Group or in connection with the Assets of any Group; (v) is not used or held for use exclusively or primarily for the conduct of the business or in connection with the Assets of any Group as of the Effective Time; (vi) was not sold or transferred to a third party without the retention of any rights; and (vii) has not been allocated to one of the parties under this Agreement (the Intellectual Property satisfying each of the foregoing clauses (i)-(vii) hereinafter, collectively, "Residual Intellectual Property"), shall be jointly owned by the parties.

               (e) Notwithstanding the provisions in Section 2.01(a), (b), (c) and (d) above, effective as of the Effective Time, the parties acknowledge that joint ownership in the rights, title and/or interest in certain Intellectual Property specified in or pursuant to this Agreement may be held by two or more parties ("Specified Intellectual Property"). The Specified Intellectual Property may not be licensed, assigned or otherwise transferred by a first party having joint ownership rights therein to any competitor of a second party also having joint ownership rights therein without the prior written consent of such second party.

     Section 2.02.  Distribution of Rights.
                    ----------------------

               (a) Varian hereby irrevocably transfers and assigns, effective as of the Effective Time, to IB the ownership of all rights, title and/or interest in the IB Intellectual Property, a non-exclusive description of which is set forth in Schedule 2.02(a). In addition, Varian hereby irrevocably transfers and assigns to IB, effective as of the Effective Time, joint ownership of all rights, title and/or interest in the Specified Intellectual Property, an exclusive description of which is set forth in Schedule 2.02(d), subject to the provisions of Section 2.07 below.

               (b) Varian hereby irrevocably transfers and assigns, effective as of the Effective Time, to SEB the ownership of all rights, title and/or interest in the SEB Intellectual Property, a non-exclusive description of which is set forth in Schedule 2.02(b). In addition, Varian hereby irrevocably transfers and assigns to SEB, effective as of the Effective Time, joint ownership of all rights, title and/or interest in the Specified Intellectual Property, an exclusive description of which is set forth in Schedule 2.02(d), subject to the provisions of Section 2.07 below.

               (c) Varian hereby irrevocably retains, effective as of the Effective Time, the ownership of all rights, title and/or interest in the HCS Intellectual Property, a non-exclusive description of which is set forth in
Schedule 2.02(c), and subject to the provisions of Article IV below, in the "Varian" and "VA logo" trademarks. In addition, Varian hereby retains, effective as of the Effective Time, joint ownership of all rights, title and/or interest in the Specified Intellectual Property, an exclusive description of which is set forth in Schedule 2.02(d), subject to the provisions of Section 2.07 below.

               (d) Varian hereby irrevocably transfers and assigns to IB and SEB, and retains for itself, effective as of the Effective Time, joint ownership of all rights, title and/or interest in the Residual Intellectual Property, subject to the provisions of Section 2.07 below. By mutual written agreement at any time, the parties may re-designate any Residual Intellectual Property as being either HCS, IB or SEB Intellectual Property or as Specified Intellectual Property. Any party renouncing its undivided joint ownership rights in any Residual Intellectual Property in favor of another party or parties, through such written agreement shall have continuing license rights thereto pursuant to
Article III.

               (e) Without limiting any obligation or Liability of any party under the Distribution Agreement or any other Ancillary Agreement, and subject to the provisions of Article III below, after the Effective Time, all rights, title and/or interest in all Intellectual Property identified on Schedules 2.02(a) through (d) shall be owned solely or jointly by or vested in the party indicated therein. In the event that any party believes that certain Intellectual Property has been improperly designated to be either HCS Intellectual Property, IB Intellectual Property, SEB Intellectual Property, Residual Intellectual Property or Specified Intellectual Property, such party may seek the agreement of the other parties to a re-designation of such Intellectual Property or have the issue resolved pursuant to Article VII.

               (f)  In the event of any inconsistency between Schedules 2.02
(a), (b), (c) and/or (d) and Section 2.01, the definitions set forth in Section
2.01 shall prevail.

     Section 2.03.  Rights Arising in Future. Subject to the provisions of
                    ------------------------
Article III below, after the Effective Time: (a) any and all intellectual property created by or on behalf of a party, including common-law rights related thereto, shall belong solely and exclusively to such party; and (b) any and all subsequent ownership, possession and use by each party of the Intellectual Property that it will own subsequent to the Distributions under the terms of this Agreement (excluding any possession or use pursuant to license granted by another party), including common-law rights related thereto, shall inure solely to such party's sole and exclusive benefit.

     Section 2.04.  No Warranties. No party to this Agreement, the Distribution
                    -------------
Agreement, or any other agreement contemplated herein or otherwise (notwithstanding anything to the contrary expressly provided in any Conveyancing and Assumption Instrument), is making any representation or warranty whatsoever regarding the Intellectual Property transferred, distributed or licensed under this Agreement, including, as to title, value or legal sufficiency thereof. Any and all Intellectual Property and related Assets transferred or retained by the parties, as the case may be, shall be "AS IS, WHERE IS".

     Section 2.05.  Recognition of Non-Party Rights. The recognition among the
                    -------------------------------
parties of the transfers of rights in the Intellectual Property under Sections
2.01 through 2.03 of this Agreement is subject to all pre-existing rights, obligations and restrictions of Persons that are not parties to this Agreement as of the

Effective Time. The provisions of Section 2.14 of the Distribution Agreement shall govern the rights and obligations of the parties with regard to obtaining any necessary Consents and taking other actions relating to such transfers of rights.

     Section 2.06.  Effectuating Transfer of Rights. The parties shall execute
                    -------------------------------
all such documents, and to take all such actions before, at and after the Effective Time, as may be necessary to achieve, perfect or confirm the respective ownership of rights in the Intellectual Property, as contemplated in this Article II.

     Section 2.07.  Limitations and Obligations in Jointly Owned Intellectual
                    ---------------------------------------------------------
Property.
--------

               (a) Each party shall have the unlimited right to use the Residual Intellectual Property and/or Specified Intellectual Property, as applicable, except to make, have made or sell competing products in the Fields of the other parties, as set forth in Article I above.

               (b) The parties shall share equally in all costs and fees, if any, associated with obtaining, perfecting and/or maintaining the Residual Intellectual Property and the Specified Intellectual Property, to the extent that each party has an ownership interest therein. The parties shall designate a party, by mutual agreement, to have administrative responsibility for tracking, coordinating and submitting payment of such costs and fees ("Designated Party"). The Designated Party that is responsible for a particular cost or fee shall deliver, at least forty-five (45) days before such cost or fee becomes due, an invoice to the other party or parties ("Invoiced Party") requesting submission of its or their share(s) of such cost or fee. The Invoiced Party shall have thirty (30) days from the date of the receipt to pay such invoice. If an Invoiced Party, at any time, does not pay in full the invoiced amount in a timely manner, the Designated Party shall send a written notice, by facsimile transmission or overnight mail, to such Invoiced Party requesting payment of such invoice within fifteen (15) business days. The failure by the Invoiced Party to make such payment shall constitute abandonment of all rights in the Residual Intellectual Property or Specified Intellectual Property relating to such payment and shall result in such rights shall be reapportioned equally between the remaining parties. If a Designated Party decides to abandon its rights in certain Residual Intellectual Property or Specified Intellectual Property for which it has administrative responsibility, such Designated Party shall provide the other parties with written notice of its decision at least sixty (60) days prior to the due date of any cost or fee, and the remaining parties shall confer to determine and thereafter designate the new Designated Party. The effect of such abandonment shall be to remove the restriction set forth in Section 2.07(a) above and to permit the other party, or parties, retaining rights in the Residual Intellectual Property or Specified Intellectual Property to enforce those rights against the abandoning party.

               (c) Each party shall be responsible for policing its rights in the Residual Intellectual Property and Specified Intellectual Property, as applicable, against Infringement in its respective Field, as set forth in
Article I above.

                                  ARTICLE III

                          CROSS  LICENSING OF RIGHTS

     Section 3.01.  Grants by Varian.
                    ----------------

               (a) Varian hereby grants to IB a limited, non-exclusive, perpetual, royalty-free, worldwide license under the HCS Intellectual Property (except for the United States and foreign registered and unregistered trademarks, trade names, trade dress, service marks, services names, artwork, logos and other marks, including applications and applications under preparation therefor, used primarily in the Health Care Systems Business) to make, have made, use and sell products only in the Field of Instruments, subject to the provisions of this Article III.

               (b) Varian hereby grants to SEB a limited, non-exclusive, perpetual, royalty-free, worldwide license under the HCS Intellectual Property (except for the United States and foreign registered and unregistered trademarks, trade names, trade dress, service marks, services names, artwork, logos and other marks, including applications and applications under preparation therefor, used primarily in the Health Care Systems Business) to make, have made, use and sell products only in the Field of Semiconductor Equipment, subject to the provisions of this Article III.

     Section 3.02.  Grants by IB.
                    ------------

               (a) IB hereby grants to Varian a limited, non-exclusive, perpetual, royalty-free, worldwide license under the IB Intellectual Property (except for the United States and foreign registered and unregistered trademarks, trade names, trade dress, service marks, services names, artwork, logos and other marks, including applications and applications under preparation therefor, used primarily in the Instruments Business) to make, have made, use and sell products only in the Field of Health Care Systems, subject to the provisions of this Article III.

               (b) IB hereby grants to SEB a limited, non-exclusive, perpetual, royalty-free, worldwide license under the IB Intellectual Property (except for the United States and foreign registered and unregistered trademarks, trade names, trade dress, service marks, services names, artwork, logos and other marks, including applications and applications under preparation therefor, used primarily in the Instruments Business) to make, have made, use and sell products only in the Field of Semiconductor Equipment, subject to the provisions of this
Article III.

     Section 3.03.  Grants by SEB.
                    -------------

               (a) SEB hereby grants to Varian a limited, non-exclusive, perpetual, royalty-free, worldwide license under the SEB Intellectual Property (except for the United States and foreign registered and unregistered trademarks, trade names, trade dress, service marks, services names, artwork, logos and other marks, including applications and applications under preparation therefor, used primarily in the Semiconductor Equipment Business) to make, have made, use and sell products only in the Field of Health Care Systems, subject to the provisions of this Article III.

               (b) SEB hereby grants to IB a limited, non-exclusive, perpetual, royalty-free, worldwide license under the SEB Intellectual Property (except for the United States and foreign registered and unregistered trademarks, trade names, trade dress, service marks, services names, artwork, logos and other marks, including applications and applications under preparation therefor, used primarily in the Semiconductor Equipment Business) to make, have made, use and sell products only in the Field of Instruments, subject to the provisions of this Article III.

     Section 3.04.  Limitations of Rights. Nothing in the foregoing grants of
                    ---------------------
license shall be construed as providing a grantee party the right to make, have made, use or sell any product that competes, directly or indirectly, with the products of a grantor party.

     Section 3.05.  Restrictions on Sublicensing. The parties shall have no
                    ----------------------------
right to sublicense to any third party the rights granted by another party pursuant to this Article III without the prior written consent of the grantor party, which consent shall not be unreasonably withheld.

                                  ARTICLE IV

                     TRADEMARKS OF VARIAN ASSOCIATES, INC.

     Section 4.01.  Grant of Licenses.
                    -----------------

               (a) Varian hereby grants to IB a limited, exclusive, perpetual, irrevocable, royalty-free, worldwide license to use the "Varian" and "VA logo" trademarks in the Field of Instruments, subject to the provisions of this
Article IV.

               (b) Varian hereby grants to SEB a limited, exclusive, perpetual, irrevocable, royalty-free, worldwide license to use the "Varian" and "VA logo" trademarks in the Field of Semiconductor Equipment, subject to the provisions of this Article IV.

               (c) Varian hereby retains a limited, exclusive, perpetual, [irrevocable,] royalty-free, worldwide right to use the name "Varian" and the "VA logo" trademarks in the Field of Health Care Systems, subject to the provisions of this Article IV.

               (d) After the Effective Time, each of Varian, IB and SEB shall possess the right to use the "Varian" name or "VA logo" standing alone or by itself for use on products, advertising or marketing purposes, etc., subject to the provisions of this Article IV.

     Section 4.02.  Protection of Licensed Property. After the Effective Time,
                    -------------------------------
each of Varian, IB and SEB shall use the "Varian" and "VA logo" trademarks (hereinafter the "Marks") in a manner that protects the goodwill and other rights associated therewith, that associates the Marks with high quality products, that avoids disparagement, dilution or otherwise adversely affects the validity of the Marks, and that is in accordance with the policies and guidelines established for the protection of that party's other trademarks. Each party shall be responsible for policing and preventing Infringement by third parties of the Marks in their respective Fields. Any party's failure to use the Marks in accordance with the foregoing or material failure to prevent Infringement by third parties shall be grounds for revocation of the rights granted in this Article IV, pursuant to the provisions of Article VII below.

     Section 4.03.  Costs and Administration. The parties shall share equally in
                    ------------------------
all costs and fees associated with maintaining the Marks, and Varian shall have the administrative responsibility for tracking, coordinating and submitting payments therefor. Varian shall deliver, at least forty-five (45) days before such costs or fees become due, an invoice to the other parties ("Invoiced Party") requesting submission of each party's share of such costs or fees. The Invoiced Party shall have thirty (30) days from the date of receipt to pay such invoice. If, at any time, an Invoiced Party does not pay, in full, the invoiced amount in a timely manner, Varian shall send a written notice, by facsimile transmission or overnight mail, to such Invoiced Party requesting payment of such invoiced amount within fifteen (15) business days. The failure by the Invoiced Party to make such payment shall constitute abandonment of all rights in the Marks. If Varian decides to abandon its rights in the Marks, Varian shall provide the other parties with written notice of its decision at least sixty
(60) days prior to the due date that any cost or fee, and the remaining parties shall confer and determine which of IB or SEB shall be given the administrative responsibility for the Marks. The effect of such abandonment shall be to require the immediate cessation of all use of the Marks by the abandoning party.

     Section 4.04.  Extending the Rights in the Marks. In the event that a party
                    ---------------------------------
desires to extend the rights in the Marks by registrations in additional countries or additional classes, or to add new goods to existing classes, such party shall, in writing, request that Varian seek such registrations. Varian shall comply with such request by engaging trademark counsel within thirty (30) days thereof, and such requesting party agrees to pay all costs and fees associated with such applications for registrations. Upon completion of the registrations, the maintenance costs and fees shall be governed by the provisions of Section 4.03 above.

     Section 4.05.  Reducing the Rights in the Marks. The scope of rights in the
                    --------------------------------
Marks may not be reduced, e.g., by abandoning registrations in certain countries or classes, without the mutual written consent of each party, which consent shall not be unreasonably withheld.

     Section 4.06.  Non-use or Abandonment of the Marks. In the event that
                    -----------------------------------
Varian, IB and/or SEB choose, for any reason, not to use any of the Marks for a period greater than one (1) year, such non-use shall constitute abandonment of such Marks and shall serve as the basis for revoking the rights granted therein by this Article IV.

               (a) If either IB or SEB abandons the Marks through non-use thereof, Varian shall provide the abandoning party with no less than thirty (30) days written notice of its intent to revoke such party's rights to use such Marks. The noticed party may prevent such revocation by providing proof of its use within the past year or by resuming its use of any of the Marks within such thirty (30) day period, provided its use is on a continuous basis thereafter for not less than six (6) months. If, for any reason, Varian fails to provide such written revocation notice, either IB or SEB, as appropriate, may request, in writing, that Varian deliver such notice within fifteen (15) business days of receipt of such request. If Varian does not comply with such written request, either IB or SEB, as appropriate, shall have the right to provide such written revocation notice as the authorized agent of Varian.

     (b) If Varian abandons the Marks through non-use thereof, either IB or SEB may provide Varian with written notice requiring that Varian execute an assignment of the ownership rights in the Marks to either IB or SEB, as appropriate, within forty-five (45) days of receiving such notice. A copy of such notice shall be provided to the party not initiating the procedure set forth in this paragraph. Varian may prevent its loss of ownership rights in and rights to use the Marks by providing proof of its use of the Marks within the past year or by resuming its use of any of the Marks within thirty (30) days after receipt of such notice, provided its use is on a continuous basis thereafter for not less than six (6) months. If Varian refuses to execute such assignment of ownership, the ownership rights in the Marks shall automatically pass to either IB or SEB, as appropriate, as the party sending such notice.

     Section 4.07. Limitations on Concurrent Use. The parties shall not use the
                   -----------------------------
Marks in the Fields of the other parties. Otherwise, the provisions in this
Article IV shall in no way restrict the rights of the parties to sell any product or service or enter into any business identical or similar to any product or service sold, or business conducted by, the other parties before the Distribution Date, provided the Marks are not used, in any way, to describe or identify such product, service, or business.

     Section 4.08.  Notice and Publicity. After the Distribution Date, the
                    --------------------
parties will give or cause to be given, in each distinct geographic area or line of business in which they intend to operate or to sell any product or service, such notice and publicity of their separation and distinct identities as the source of any such business, product or service as may be reasonable under the circumstances or required by the relevant local law, where the local law imposes such a duty so to notify and/or publicize.

     Section 4.09.  Domain Name and Internet Hyperlinks. The parties will
                    -----------------------------------
mutually agree on the ownership of Internet domain name "www.varian.com." In any event, each of the parties shall provide and maintain on the "home page" of its internet or website, for a period of two (2) years after the Distribution Date, a hyperlink to the principal internet or website of the other two parties. Furthermore, each of the parties will cooperate reasonably in the identification of appropriate addresses and/or domain names and in resolving technical issues necessary to establish, design and maintain such hyperlinks.

     Section 4.10.  Duty to Avoid Confusion.  The parties confirm their belief
                    -----------------------
that the likelihood of confusion will not result from the parties' use of the Marks, as provided for in this Agreement, due to the differences in the goods and services associated therewith and the differences in the customers to whom the goods and services are primarily offered and sold. The parties further believe that any potential future confusion will be prevented under the provisions of this Agreement. Furthermore, in order to enable and permit each other to continue using and to register their respective trademarks and to ensure that there is no confusion among them in any relevant marketplace, the parties will use commercially reasonable efforts to avoid actual or potential confusion arising from their use, to advise any other affected party of any instance of actual or potential confusion that comes to a party's attention concerning use of their respective trademarks, to take all such actions as may be necessary or appropriate to remedy any actual or potential confusion caused by their actions, and to cooperate with each other in good faith to avoid and prevent actual or potential confusion.

     Section 4.11.  Consent to Registration. Subject to the other provisions of
                    -----------------------
this Article IV, each party consents to the other parties' use of a copy of this Agreement to evidence the other parties' express consent to registration of the party's trademarks, if necessary to obtain or maintain a registration of such trademark in the United States Patent and Trademark Office or any other pertinent governmental agency in any country or group of countries; and further will take any other necessary action that any other party may reasonably request to express or confirm such consent.

     Section 4.12.  Limitations on Sublicensing. No party may sublicense any
                    ---------------------------
rights in the Marks to any non-Affiliated third party without the express written consent of the other parties.

     Section 4.13.  Transition Period.  During the longest time period set
                    -----------------
forth in the schedules to the Transition Services Agreement, after the Distribution Date, the parties shall have the right to continue to use existing supplies of product brochures, marketing literature, letterhead stationary and other pre-printed materials that include the Marks and the names "Varian Associates" or "Varian Associates, Inc." After such period, the parties may continue to use existing supplies of product brochures, marketing literature, letterhead stationary and other pre-printed materials that include the Marks, provided such pre-printed materials do not cause misidentification as to the source thereof and/or confusion in the marketplace.

                                   ARTICLE V

                                   COVENANTS

     Section 5.01.  Further Assurances. Without limiting the obligations of any
                    ------------------
party under other Articles of this Agreement, each party shall use its commercially reasonable efforts to execute and deliver, or cause to be executed and delivered, such instruments and documents and take, or cause to be taken, such further or other actions as any other party may reasonably request to effectuate the purposes of this Agreement and carry out the terms hereof.

     Section 5.02.  Cooperation. Without limiting the obligations of any party
                    -----------
under other Articles of this Agreement, each party shall reasonably cooperate with the other parties with respect to any filings with any Governmental Authority or any other actions reasonably necessary to perfect, maintain and enforce the rights to the Intellectual Property covered by this Agreement.

     Section 5.03.  Intellectual Property Records. Without limiting the
                    -----------------------------
oligation of any party under other Articles of this Agreement, each party shall provide each other party with access to Books and Records relating to Intellectual Property in its possession or control that were created before the Distributions, in accordance with and subject to Article VI of the Distribution Agreement.

                                  ARTICLE VI

                                INDEMNIFICATION

     Section 6.01.  Rights and Obligations. Article VII of the Distribution
                    ----------------------
Agreement shall govern the rights and obligations of HCS, IB, SEB and the members of their respective Groups with respect to indemnification for any and all Indemnifiable Losses related to the Intellectual Property. The term "Health Care System Liabilities" in that Article shall be read to include all Liabilities relating to the Intellectual Property to be owned, licensed to or otherwise held by HCS or the HCS Subsidiaries under this Agreement. The term "Instruments Liabilities" in that Article shall be read to include all Liabilities relating to the Intellectual Property to be owned, licensed to or otherwise held by IB or the IB Subsidiaries under this Agreement. The term "Semiconductor Equipment Liabilities" in that Article shall be read to include all Liabilities relating to the Intellectual Property to be owned, licensed to or otherwise held by SEB or the SEB Subsidiaries under this Agreement. The term "Third Party Claim" in that Article shall be read to include all claims or demands made by any Person that is not a party to this Agreement or a Subsidiary thereof concerning the Intellectual Property, including claims for Infringement accruing or arising before the Distribution Date. Furthermore, no party shall be entitled to any indemnification under this Agreement, the Distribution Agreement, or any other agreement contemplated herein, by virtue of having used, practiced or applied the grants of license as provided by the other parties in
Article III.

                                  ARTICLE VII

                              DISPUTE RESOLUTION

     Section 7.01.  Distribution Agreement to Control. Any and all
                    ---------------------------------
controversies, disputes or claims arising out of, relating to, in connection with or resulting from this Agreement (or any amendment thereto or any transaction contemplated hereby or thereby), including as to its existence, interpretation, performance, non-performance, validity, breach or termination, including any claim based on contract, tort, statute or constitution and any claim raising questions of law, whether arising before or after termination of this Agreement, shall be deemed an Agreement Dispute as defined in Section 9.01 of the Distribution Agreement and shall be resolved exclusively by, in accordance with, and subject to the limitations set forth in Article IX of the Distribution Agreement.

                                 ARTICLE VIII

                                 MISCELLANEOUS

     Section 8.01.  Complete Agreement; Construction. This Agreement and the
                    --------------------------------
Schedules hereto, the Distribution Agreement and the other Ancillary Agreements shall constitute the entire agreement among the parties with respect to the subject matter hereof and shall supersede all prior agreements, negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and the Distribution Agreement, this Agreement shall prevail except for inconsistencies with respect to Sections 5.05 and 6.07 and Article IX of the Distribution Agreement, which sections shall prevail over any inconsistent provision of this Agreement.

     Section 8.02.  Other Agreements. This Agreement is not intended to address,
                    ----------------
and should not be interpreted to address, the matters expressly covered by the Distribution Agreement and/or the other Ancillary Agreements.

     Section 8.03.  Counterparts. This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same Agreement.

     Section 8.04.  Survival of Agreements. All covenants and agreements of the
                    ----------------------
parties contained in this Agreement shall survive the Effective Time except as expressly provided herein and shall not be merged into any other transfer or closing instruments or documents, including the Conveyancing and Assumption Instruments.

     Section 8.05.  Expenses. Except as otherwise expressly provided in this
                    --------
Agreement or the Distribution Agreement, all costs and expenses incurred or accrued on or before the Distribution Date (whether or not paid on or before the Distribution Date) in connection with the preparation, execution, delivery and implementation of this Agreement and the consummation of the transactions contemplated hereby shall be charged to and paid by Varian. Except as otherwise provided in this Agreement, each party shall bear its own costs and expenses related to the Intellectual Property, including the performance of any obligation arising under Articles III, IV and V of this Agreement.

     Section 8.06.  Notices. All Notices required or permitted under this
                    -------
Agreement shall be in writing and shall be sufficiently given or made (a) if hand delivered or sent by telecopy (with delivery confirmed by voice or otherwise), (b) if sent by nationally recognized overnight courier or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, and in each case addressed as follows:

               If to HCS:


               Varian Medical Systems, Inc.
               3100 Hansen Way
               Palo Alto, California 94304-1030
               Attn:  Chief Financial Officer

               with a copy to:

               Varian Medical Systems, Inc.
               3100 Hansen Way
               Palo Alto, California 94304-1030
               Attn:  General Counsel

               If to IB:

               Varian, Inc.
               3120 Hansen Way
               Palo Alto, California 94303-1030
               Attn:  Chief Financial Officer

               with a copy to:

               Varian, Inc.
               3120 Hansen Way
               Palo Alto, California 94303-1030
               Attn: General Counsel

               If to SEB:

               Varian Semiconductor Equipment Associates, Inc.
               35 Dory Road
               Gloucester, Massachusetts 01930
               Attn:  Chief Financial Officer
               Telecopy: (978) 281-3152

               with a copy to:

               Varian Semiconductor Equipment Associates, Inc.
               35 Dory Road
               Gloucester, Massachusetts 01930
               Attn: General Counsel
               Telecopy: (978) 281-3152

or at such other address as shall be furnished by any of the parties in a Notice. Any Notice shall be deemed to have been duly given or made when the Notice is received.

     Section 8.07.  Waivers. The failure of any party to require strict
                    -------
performance by any other party of any provision in or rights and remedies with respect to this Agreement shall not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof or right or remedy.

     Section 8.08.  Amendments. After the execution of this Agreement by all
                    ----------
parties, and solely to the extent that a change is desired by and restricted to any two parties without affecting the licenses and rights of the third party hereto, such two parties may separately amend in writing any provision of this Agreement which governs the licenses and rights exchanged between them without notifying the third party hereto.

Except as expressly provided herein, this Agreement may be amended or supplemented or its provisions waived only by an agreement in writing signed by each of the parties.

     Section 8.09.  Assignment.
                    ----------
          (a) No party to this Agreement shall (i) consolidate with or merge into any Person or permit any Person to consolidate with or merge into such party (other than a merger or consolidation in which the party is the surviving or continuing corporation), or (ii) sell, assign, transfer, lease or otherwise dispose of, in one transaction or a series of related transactions, all or substantially all of its Assets, unless the resulting, surviving or transferee Person expressly assumes, by instrument in form and substance reasonably satisfactory to the other parties, all of the obligations of the party under this Agreement.

          (b) Except as expressly provided in paragraph (a), neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable, directly or indirectly, by any party without the prior written consent of the other parties, and any attempt to so assign without such consent shall be void.

     Section 8.10.  Successors and Assigns. Subject to Section 8.08, this
                    ----------------------
Agreement shall be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the parties.

     Section 8.11.  Third Party Beneficiaries. This Agreement is solely for the
                    -------------------------
benefit of the parties and the members of their respective Groups and Affiliates and their respective successors and assigns and should not be deemed to confer upon third parties any remedy, claim, liability, right of reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

     Section 8.12.  Schedules. The Schedules shall be construed with and as an
                    ---------
integral part of this Agreement to the same extent as if they had been set forth verbatim herein.

     Section 8.13.  Titles and Headings; Interpretation. Titles and headings to
                    -----------------------------------
sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. The words "include," "includes" and "including" when used in this Agreement shall be deemed to be followed by the phrase "without limitation." Unless the context otherwise requires, references in this Agreement to Articles, Sections, and Schedules to, this Agreement. Unless the context otherwise requires, the words "hereof," "hereby" and "herein" and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement.

     Section 8.14.  Governing Law. This Agreement shall be governed by, and
                    -------------
construed and enforced in accordance with, the Law of the State of Delaware without regard to the principles of conflicts of Laws thereunder.
Notwithstanding the foregoing, the Federal Arbitration Act, 9 U.S.C. (S)(S)1-15, shall govern the arbitration of Agreement Disputes.

     Section 8.15.  Severability. If any provision of this Agreement or the
                    ------------
application thereof to any Person or circumstance is determined to be invalid, void or unenforceable in any respect, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transaction contemplated hereby is not affected in any manner adverse to any party.

     Section 8.16.  Subsidiaries. Each of the parties shall cause to be
                    ------------
performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that is contemplated to be a Subsidiary of such party on and after the Distribution Date.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              VARIAN ASSOCIATES, INC.



                              By:  /s/ Robert A. Lemos
                                   --------------------------
                              Name      Robert A. Lemos
                              Title:    Vice President Finance and
                                        Chief Financial Officer

                              VARIAN SEMICONDUCTOR
                              EQUIPMENT ASSOCIATES, INC.



                              By:  /s/ Joseph B. Phair
                                   --------------------------
                              Name:     Joseph B. Phair
                              Title:    Secretary

                              VARIAN, INC.



                              By:  /s/ Arthur W. Homan
                                   --------------------------
                              Name:     Arthur W. Homan
                              Title:    Secretary

                                   EXHIBIT A
                                   ---------

1. For the purposes of the definition "Field of Health Care Systems," the product markets of the Health Care Systems Business are defined as those products, equipment, processes and services used in:
     (a) human, animal and cellular diagnostic and therapeutic applications using fluxes of energetic particles, including protons, photons, and electrons, or using thermal or acoustic energy; or
     (b) irradiation and imaging of objects with fluxes of electrons or photons for industrial, commercial and research uses;
   including, without limitation, applications within radiation oncology, radiotherapy, medical oncology, X-ray tube technology, vascular therapy, and imaging technology other than imaging by magnetic resonance phenomena. For the purposes of the definition "Field of Health Care Systems," the product markets for the Health Care Systems Business shall not include: (i) products or equipment used in the formation or measurement of pressures that are very low in relation to ambient; and (ii) products or equipment used in imaging and selective analysis through techniques of magnetic resonance phenomena or optical spectroscopy.

2. For the purposes of the definition "Field of Instruments Business," the product markets of the Instruments Business are defined as those products, equipment, processes and services used in:

     (a)  analytical studies of compositions of matter and magnetic fields;
     (b) imaging and selective analysis through techniques of magnetic resonance phenomena or optical spectroscopy;
     (c)  design and fabrication of printed circuit boards and circuit assembly;
          or
     (d) formation and measurement of pressures that are very low in relation to ambient;
   including, without limitation, applications within analytical chemistry, chromatographic sciences, vacuum technology, electronics manufacturing, magnetic resonance imaging and medical diagnostics.

3. For the purposes of the definition "Field of Semiconductor Equipment," the product markets of the Semiconductor Equipment Business are defined as those products, equipment, processes and services used in:
     (a)  processing and manufacturing semiconductors; or
     (b) modifying the properties of materials other than biological molecules using fluxes of ions;
  including, without limitation, applications in ion implantation. For the purposes of the definition "Field of Semiconductor Equipment," the product markets shall not include equipment or components used in the formation or measurement of pressures that are very low in relation to ambient.


                                      A-1